SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 26, 2005

                        Commission File Number: 000-50282


                                 Cirracor, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                33-0986282
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

3375 Toopal Drive, Suite 101, Oceanside, California                      92054
---------------------------------------------------                   --------
(Address of principal executive offices)                             (Zip Code)


                                  760.277.1505
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.02. APPOINTMENT OF PRINCIPAL OFFICERS.

On February 26, 2005, Charles McBride was appointed as the Treasurer, Chief Financial Officer and as a director of Cirracor, Inc., a Nevada corporation ("Registrant").

Charles McBride. Mr. McBride was appointed as the Registrant's treasurer, chief financial officer and one of its directors on February 26, 2005. From 2003 to the present, Mr. McBride has been undertaking full time studies to complete his Master of Science degree in accountancy, with an emphasis in financial and public accounting. He anticipates receiving this degree in 2005. Prior to that, Mr. McBride was a self employed consultant from 2000 to 2003, advising emerging growth firms in regard to their business plans, marketing strategy and financial statements. Prior to that, Mr. McBride was employed in the talent management industry. Mr. McBride earned his Bachelor of Science Degree in Business Administration, with an emphasis in marketing, from the University of Southern California in 1994. Mr. McBride is not an officer or director of any other reporting company.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  Cirracor, Inc.


February 26, 2005                           By:   /s/ Reed Fisher
                                                  -----------------------------
                                                  Reed Fisher, President and
                                                  Chief Executive Officer